DELTA CORP HOLDINGS LIMITED

April 2023 | Introduction

FORWARD LOOKING STATEMENTS & DISCLAIMER

Presentation Disclaimer

This presentation (the "Presentation") is for informational purposes only with respect to the proposed business combination between Delta Corp Holdings Limited ("Delta") and Coffee Holding Co., Inc. ("Coffee"), Delta Corp Holding Limited, a Cayman Islands exempted company ("Pubco"), shareholders of Delta and the parties thereto, and which we refer to as the "Business Combination." This Presentation is not any recommendation relating to the voting, purchase or sale of any security or as to any other matter by Delta, Coffee, Pubco or any other person. This Presentation does not purport to contain all of the information that may be required to evaluate the Business Combination and is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax, financial or legal advice. No representation or warranty, express or implied, is or will be given by Delta, Coffee, Pubco or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation. None of Delta, Coffee or Pubco assume any obligation to update the information in this Presentation. Information contained in this Presentation (i) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of this Presentation. To the fullest extent permitted by law, in no circumstances will Delta, Coffee or Pubco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation to or otherwise arising in connection with the foregoing or this Presentation.

Additional Information and Where to Find It

Pubco has confidentially submitted with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form F-4 (as may be amended from time to time, the "Registration Statement"), which includes a preliminary proxy statement of Coffee and a preliminary prospectus of Pubco with respect to Pubco's securities to be issued in connection with the Business Combination, and certain related documents, in connection with a meeting of stockholders of Coffee to vote on the approval of the Business Combination and related matters. Pubco intends to file the Registration Statement with the SEC. The Registration Statement is not yet filed and has not been declared effective by the SEC. After the Registration Statement has been declared effective, a definitive proxy statement and other relevant documents will be mailed to Coffee shareholders as of a record date to be established for voting on the Business Combination. Upon the future filing of the Registration Statement, Securityholders of any of the parties and other interested persons are urged to read, when available, the Registration Statement, preliminary proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available, because they contain important information about Delta, Coffee, Pubco and the Business Combination. Securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by Coffee or that will be filed with the SEC by Pubco, once such documents are filed, free of charge, on the SEC's website at www.sec.gov or by directing a request to: Coffee Holding Co., Inc., 3475 Victory Boulevard, Staten Island, NY 10314, Attention: Investor Relations.

Forward-Looking Information

This Presentation contains "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934 or the Exchange Act.

FORWARD LOOKING STATEMENTS & DISCLAIMER (con't)

All statements other than statements of historical facts contained in this Presentation, including statements regarding any of Delta's, Coffee's or Pubco's strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the "forward looking statements."

The words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," " project," " should," " target," "will," and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. These "forward looking statements" are only estimatations, and any of Delta, Coffee or Pubco, or all of them, may not actually achieve the plans, intentions or expectations disclosed in "forward looking statements," so you should not place undue reliance on "forward looking statements." Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements made in this Presentation. Management of Delta, Coffee and/or Pubco have based these "forward looking statements" largely on current expectations and projections about future events and trends that such persons believe may affect business, financial condition and operating results. "Forward looking statements" contained in this Presentation are made as of this date, and none of Delta, Coffee nor Pubco undertakes any duty to update such information except as required under applicable law.

This Presentation contains estimates made, and other statistical data published, by independent parties relating to market size and growth and other data about industries of Delta, Coffee or Pubco, as well as by respective management's estimates. This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which Delta, Coffee and Pubco operate that are subject to a high degree of uncertainty. We caution you not to give undue weight to such projections, assumptions and estimates.

Participants in Solicitation

Any of Coffee, Delta, Pubco or their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Coffee's shareholders in connection with the Business Combination. Securityholders and other interested persons may obtain more detailed information regarding Coffee's directors and executive officers in Coffee's filings with the SEC, including Coffee's Annual Report on Form 10-K, and amendments thereto, and Quarterly Report on Form 10-Q, and in Pubco's filings of the Registration Statement.

No Offer or Solicitation

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to buy, any securities in any jurisdiction, or the solicitation of any vote, consent, proxy or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933 or an exemption therefrom.

FORWARD LOOKING STATEMENTS & DISCLAIMER (con’t)

Financial Information

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. In addition, Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by Pubco with the SEC.

Use of Projections

The projections, estimates and targets in this Presentation, if any, are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of any of Delta, Coffee or Pubco. See “Forward-Looking Statements” above. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, competitive, technological and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. Any prospective information are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. While all projections, estimates and targets are necessarily speculative, each of Coffee, Delta and Pubco believe that the preparation of prospective information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that prospective results are indicative of future performance or that actual results will not differ materially from any results presented or indicated in the prospective information. The inclusion of projections, estimates and targets in this Presentation should not be regarded as an indication that any of the Delta, Coffee or Pubco, or their respective representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Neither the independent auditors of Delta nor Coffee has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purposes of this Presentation.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation are not intended to, and do not imply, a relationship with any of Coffee, Delta or Pubco. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that any of Coffee, Delta or Pubco or the any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

A GLOBAL LEADER IN LOGISTICS PRIMED FOR GROWTH

Revenues in 2021

$532M

Net profit in 2021

$45M

Corporate level debt

$0

Tons of fuel delivered in 2021

220,000

Tons of cargo delivered in 2021

10M

Offices worldwide

16


Dublin
Rotterdam
Copenhagen
London
Hamburg
New York
Geneva
Delhi
Seoul
Dubai
Mumbai
Lagos
Singapore
Delta Office Locations

FULLY INTEGRATED ONE-STOP LOGISTICS PROVIDER

Delta's service offerings cover every stage of the supply chain, including transportation and route optimization, fuel and lubricant supply, and management of logistics assets

International supply chain



DELTA'S ROLE
Cargo & Commodity Producers/Suppliers
Trans-shipment
Loading
Storage
Port logistics
Ocean transportation
Receiving
Warehousing
Stocking piling
Delivery to end user

	Trans-shipment	Loading / Storage / Port logistics	Ocean transportation	Receiving / Warehousing / Stocking piling	Delivery to end user
Bulk Logistics	☑	☑	☑	☑	☑
Energy Logistics	☑		☑		☑
Asset Management		☑	☑	☑	

FULL SERVICE THIRD-PARTY LOGISTICS PLATFORM FOR THE ENERGY, RAW MATERIALS AND AGRICULTURAL INDUSTRIES



Bulk Logistics

- Cargo aggregation
- Freight forwarding
- Route optimization
- Mine-to-port transportation
- Risk management

Energy Logistics

- Marine fuel supply
- Land fuel supply
- Lubricant supply and distribution
- Biofuels
- Carbon credits
- Credit and risk management

Asset Management

- Life cycle management
- Technical management
- Newbuilding supervision

Commodities

- Niche products or services
- Aggregation
- Bulk purchasing
- Coffee upon completion of the merger with Coffee Holding Corp.

DELTA'S LEADERSHIP TEAM HAS A TRACK RECORD OF SUCCESS BUILDING GLOBAL BUSINESSES

Management Team



Mudit Paliwal

Founder, CEO, Director

Norvic Shipping International Ltd. | Caravel | Noble Group



Joseph Nelson

Chief Financial Officer

GasLog | Credit Suisse



Andrew Benjamin

EVP, Logistics

BHP | Bunge



Chris Todd

EVP, Energy

GP Global | World Fuel Services



Caroline Huot

SVP, Asset Management

Vitol | Grindrod | TotalEnergies

DELTA'S LEADERSHIP TEAM HAS A TRACK RECORD OF SUCCESS BUILDING GLOBAL BUSINESSES

Board of Directors



Peter Shaerf

Chairman

AMA CAPITAL PARTNERS

ATLAS CORP



Mudit Paliwal

Founder, CEO, Director

NORVIC SHIPPING INTERNATIONAL LTD.

CARAVEL

noble group



Elizabeth Turnbull

Independent Director

PRESTON TURNBULL



Lelia Konyn

Independent Director

noble group



Michelle Bockmann

Independent Director

Lloyd's List

INVESTMENT HIGHLIGHTS

Delta's multinational footprint facilitates the global trade of energy, raw materials, and agricultural products

DELTA CORP HOLDINGS LIMITED

- Flexible, asset light model
- Management team with a track record of success leading multi-billion dollar companies
- Strong balance sheet, no corporate level debt
- Focus on niche, high growth markets within the energy and raw materials markets and adjacent industries
- Broad portfolio of services creates "sticky" customers
- Technology driven risk management

LOGISTICS PROVIDER TO SOME OF THE WORLD'S LARGEST BUSINESSES

Delta's business is supported by industry leading suppliers, banks, insurers and risk managers

Bulk Logistics

Energy Logistics

Customers

- JSW
- ArcelorMittal
- Cargill
- CMA CGM
- MAERSK
- Hapag-Lloyd

Suppliers

- STAR BULK
- TRAFIGURA
- Pacific Basin
- Exxon
- bp
- Shell

Partnerships

- West of England
- OCBC Bank
- DOW JONES RISK & COMPLIANCE
- TRACE Anti-Bribery Compliance Solutions
- Infospectrum
- ING
- TOKIO MARINE

BUSINESS OVERVIEW

1. BULK LOGISTICS
2. ENERGY LOGISTICS
3. ASSET MANAGEMENT

① BULK LOGISTICS: ASSET LIGHT THIRD-PARTY LOGISTICS PROVIDER

Delta leases transportation capacity at scale and leases it out to customers

1. **Flexible, asset light business model**
2. **Low CapEx needs**
3. **Strong relationships on both ends of the value chain**
4. **Operational excellence with proprietary data analysis and risk management tools**
5. **“Full Service” approach with multiple service offerings embedded into customer’s supply chain**

① BULK LOGISTICS CONNECTS PRODUCERS WITH END MARKETS

Cargo aggregation, parceling and route optimization along with data and technology driven decision making enhance our customer's supply chains and reduce their transportation costs


Cargo producer
Freight contracts
Delta Corp
End user
Vessel owner
Customer
Supplier

- Base metals
- Industrial commodities
- Agricultural products
- Intermediate capital goods
- Oil and oil products

- Industrial end user
- Power plant
- Granary / food processor
- Trader
- Refiner

KEY STATISTICS

1 MT per month
Avg amount of cargo delivered during 1H22

170
Transactions in 1H22

0
Number of vessels owned

8
Offices in Europe, the Middle East and Asia

② ENERGY LOGISTICS SUPPLIES INDUSTRY LEADING FUELS, REDUCING CUSTOMERS' ENVIRONMENTAL IMPACT


Distribution

- Supplier of high-quality marine fuels and lubricants
- Backed by industry leading producers


Credit & risk management

- Price and supply risk
- Hedging


Physical supplier

- Serve ARA market with 2 leased barges
- Thames, UK served with 1 leased barge


Energy transition

- Biofuel supply
- Carbon credit trading
- Carbon offsetting with VERRA and Gold Standard projects


Delta Connect

- Digital procurement system
- Transparent pricing
- Quality control monitoring
- Seamless integration

KEY STATISTICS

120,000
MT of fuel delivered in H1 2022

950
Transactions in H1 2022

11
Offices in Europe, the Middle East and Asia

3
Leased carbon neutral barges delivering fuel in Europe

③ ASSET MANAGER TO OFFSHORE ENERGY AND MARITIME MARKETS

Stable, recurring revenues and cash flows from "sticky" customer base

- Technical management
- Performance monitoring
- New buildings and project supervision
- Crew management

ASSETS UNDER MANAGEMENT



1
5
7
Offshore O&G
Merchant Vessels
Passenger Vessels

KEY STATISTICS

13
Assets under management

$600 million
Market value of assets under management

4
Offices in Europe, the Middle East and Asia

August 2021
Asset management business is launched

GROWTH ACCELERATORS

PUBLIC MARKETS, A CATALYST TO ACCELERATE GROWTH

Cash flow and access to the debt capital markets is expected to provide opportunity for accelerated growth

Targeted areas of organic growth expansion

Bulk Logistics

- Geographic expansion
- Terminals / Warehousing
- Mine-to-port logistics
- EV / last mile services

Energy Logistics

- Geographic expansion
- Alternative fuels (LNG, ammonia, petroleum & refined products)
- Carbon offsets and carbon credits
- Retail fueling stations
- Lubricant manufacturing & distribution

Asset Management

- Portfolio expansion
- Industry consolidator
- Expand services across Delta Corp

BOLT-ON ACQUISITIONS HAVE BOLSTERED DELTA'S PLATFORM

Delta to continue its acquisition growth strategy to expand its service offerings

NOAH SHIP MANAGEMENT

- Acquired in August 2021
- Entrance into asset management
- 9 assets under management
- Offshore oil and gas assets and merchant vessels

VISHWAA CARRIERS

- Acquired in September 2022
- Mine-to-port transportation services in U.A.E.
- Full TL, LTL, and container services
- 50 truck fleet in operation since 2007

GP+ GLOBAL

- Acquired October 2022
- 24 retail fueling stations throughout Kenya, Tanzania, Uganda and Rwanda
- Lubricant production and distribution facility in Nigeria

zyngo

- Expected to close in Q2 2023[1]
- India's greenest last-mile delivery provider for individuals and corporations
- 500,000+ deliveries per month via all electric fleet of 750+ electric vehicles
- Corporate clients include Amazon, Flipkart & Bigbasket

THREE WHEELS UNITED

- Acquired in Q1 2023
- Global tech-enhanced financier for light electric vehicles in emerging markets
- 4,000+ vehicles financed and $71M+ of income generated
- NASDAQ Impact 100 company

1. Delta has an approximate 46% (with the option to increase to ~56%) expected ownership post-closing in Zyngo

FINANCIALS & TRANSACTION OVERVIEW

SIGNIFICANT GROWTH IN REVENUES AND PROFITABILITY

Delta Corp's growth has been funded primarily with internally generated cash flows

Consolidated revenues ($M)[1]


600
450
300
150
0
532
196
7
2019
2020
2021

Consolidated net profit ($M)[1]


58
48
38
28
18
8
(2)
45
5
(0.3)
2019
2020
2021

KEY STATISTICS

$51 Million
Gross profit for 2021

10%
Gross profit margin for 2021

$45 million
Profit for 2021

8%
Profit margin for 2021

1. Financial results for 2019 are for the period October through December

H1 2022 FINANCIAL RESULTS

Revenue growth offset by increased costs of goods sold, margins supported by efficient operating cost base

Consolidated revenues ($M)



400
320
240
160
80
0
321
195
H1 2021
H1 2022

Consolidated net profit ($M)



30
24
18
12
6
0
20
17
H1 2021
H1 2022

KEY STATISTICS

$17 Million
Gross profit for H1 2022

5%
Gross profit margin for H1 2022

$17 million
Profit for H1 2022

5%
Profit margin for H1 2022

H1 2022 BALANCE SHEET

Strong balance sheet with no debt lays foundation for potential growth in the years ahead

($)	As of June 30,	As of December 31,	As of December 31,
Balance Sheet	**2022**	**2021**	**2020**
	(Unaudited) ($000'S)	(Audited) ($000'S)	(Audited) ($000'S)
Cash and cash equivalents	$22,700	$20,008	$17,604
Trade and other receivables	$69,226	$49,980	$15,884
Other Current Assets	$21,849	$26,455	$9,596
Property, plant and equipment	238	135	97
Capital work in progress	-	-	-
Right-of-use assets	2,286	2,495	427
Trade and other receivables	-	68	43
Deferred tax assets	1,970	1,824	110
Intangible assets	1,042	1,134	117
Total Assets	$119,311	$102,099	$43,878
Trade and other payables	49,311	44,994	20,995
Shore term borrowings	-	3,258	17,758
Other current liabilities	2,527	3,189	393
Lease liability	1,234	1,415	265
Total Liabilities	$53,072	$52,856	$39,411
Total Equity	66,239	49,243	4,467
Total Liabilities & Stockholders' Equity	$119,311	$102,099	$43,878

KEY STATISTICS

$23 Million

Cash on hand as of June 30, 2022

$62 Million

Working capital as of June 30, 2022

$0

Corporate level debt

SUMMARY TRANSACTION OVERVIEW

Overview[1]	• Implied initial equity value of approximately $625.0 million for Delta Corp Holdings Limited ("Delta" or "PubCo") • Shareholders of Coffee Holding Co., Inc. ("JVA") will receive 1 ordinary share of Pubco for each share of JVA common stock they own and Delta shareholders will receive $625.0 million in shares of Pubco
Ownership[1]	• Shareholders of Delta will collectively own approximately 95.21% of Pubco and JVA shareholders will collectively own approximately 4.79% of Pubco on a diluted basis • Implied diluted value per share of $5.50 leading to a Pro Forma equity value of $656.5 million
Earn-Out	• $50 million of additional shares issuable to Delta's existing shareholders if and when the combined company achieves $70.0 million or greater of net income for the fiscal year ending 2023
Transaction Rationale	• Provides Delta with access to public markets, which will help accelerate expansion of its business and enter new markets that have synergies with its core businesses, including a broadening of its energy transition, sustainability, and environmental stewardship related service offerings • Attractive entry point / valuation for JVA within the logistics market with significant upside potential • To accelerate growth, both organically and through acquisitions, and to broaden the Company's service offerings

1. Pro Forma diluted basis at $5.50 per share, excludes earn-out shares

DETAILED TRANSACTION OVERVIEW

Pro Forma Valuation[1, 2]

($mm, except per share data)	
Pro Forma Shares Outstanding	119.4
(x) Illustrative Share Price	$5.50
Pro Forma Equity Value	**$656.5**
(-) Pro Forma Net Cash	$22.6
(+) Pro Forma Debt	$11.7
(+) Pro Forma Minority Interest	$0.0
Pro Forma Enterprise Value	**$645.6**



4.79%
95.21%
Existing Delta Shareholders
JVA Public Shareholders

Illustrative Sources & Uses[2]

Sources ($mm)	
Stock Issuance to Delta	$625.0
Cash from JVA	$2.5
Cash from Delta	$22.7
Debt from JVA	$11.7
Debt from Delta	$0.0
Total Sources	**$661.9**

Uses ($mm)	
Stock Issuance to Delta	$625.0
Cash to Balance Sheet	$22.6
Assumed Debt from Delta	$0.0
Assumed Debt from JVA	$11.7
Estimated Transaction Fees & Expenses	$2.6
Total Uses	**$661.9**

1. Pro Forma diluted basis at $5.50 per share, excludes earn-out shares
2. Cash and Debt figures for Delta are as of June 30, 2022. Cash and Debt figures for JVA are as of October 31, 2022

Summary and Outlook

Delta's multinational footprint facilitates the global trade of energy, raw materials, and agricultural products

- Flexible, asset light model
- Management team with a track record of success leading multi-billion dollar companies
- Strong balance sheet, no corporate level debt

DELTA CORP HOLDINGS LIMITED

- Focus on niche, high growth markets within the energy and raw materials markets and adjacent industries
- Broad portfolio of services creates "sticky" customers
- Technology driven risk management